UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )
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GSI Commerce, Inc.

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The following correspondence was transmitted to all clients of Fanatics, LLC, a wholly-owned subsidiary of GSI Commerce, Inc., on April 8, 2011:
LETTER TO FANATICS CLIENTS
As you may have read last week, eBay Inc. announced plans to acquire GSI Commerce, Inc. the parent company of Fanatics, LLC, which owns TeamFanShop. You may be wondering what this means for TeamFanShop, as we were just acquired by GSI Commerce.
If the transaction is completed, eBay has agreed to sell 100% of GSI’s Licensed Sports Merchandise business, including Fanatics and TeamStore, Inc., and 70% of RueLaLa and ShopRunner, to a new privately held company, NRG Commerce, LLC, that has been formed by Michael Rubin, founder, chairman of the board, president and chief executive officer of GSI Commerce. The acquisition of GSI by eBay and subsequent sale of certain GSI assets to NRG Commerce is anticipated to occur in the third quarter of 2011.
We believe that separating GSI’s consumer businesses from its e-commerce and marketing services businesses will ultimately be in the best interests for all of TeamFanShop’s partners and that GSI’s Licensed Sports Merchandise businesses, including TeamFanShop, will benefit from Michael Rubin’s expertise in helping us to grow your online business.
Until such time as the transactions discussed above are completed, it is important to understand that it will be business as usual for everyone. The Fanatics senior leadership team remains unchanged and you will continue to work with your usual TeamFanShop support staff. More importantly, our focus and commitment to providing the best possible products and service for our partners and their customers will not waiver.
Please feel free to contact me or our CEO, Alan Trager if you have any questions or concerns.
Best regards,
Brian Swallow
Vice President, Sales & Marketing
TeamFanShop, Inc.

Cautionary Statement Regarding Forward-Looking Statements
This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the anticipated effects of the proposed merger with eBay Inc. and its anticipated benefits if consummated. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that our stockholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated, as well as the risk factors described Item 1A of our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).
Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for us to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.
Important Merger Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of GSI Commerce by eBay Inc. In connection with the proposed acquisition, GSI Commerce intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and GSI Commerce and eBay Inc. intend to file other relevant materials with the SEC. Stockholders of GSI Commerce are urged to read all relevant documents filed with the SEC when they become available, including GSI Commerce’s proxy statement, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to holders of GSI Commerce stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of GSI Commerce.
Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, GSI Commerce stockholders may obtain free copies of the documents filed with the SEC when available by contacting GSI Commerce’s Investor Relations at 610-491-7068.
Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
GSI Commerce and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of GSI Commerce common stock in respect of the proposed transaction. Information regarding the directors and executive officers of GSI Commerce is available in the 2010 Annual Report on Form 10-K, filed with the SEC on March 1, 2011, and the proxy statement for GSI Commerce’s 2010 Annual Meeting of Stockholders, filed with the SEC on April 13, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

The following correspondence was transmitted from Michael Rubin to all employees of GSI Commerce, Inc., on April 8, 2011:
Subject: Update on eBay’s Planned Acquisition of GSI Commerce
As you know, on Monday, March 28th eBay announced plans to acquire GSI Commerce, Inc. In just a little over a week’s time, integration planning between GSI and eBay has already started.
A team of GSI employees have been selected to participate in the integration planning activities and this week they are meeting with their eBay counterparts in King of Prussia. The role of the GSI-eBay integration team is to identify business opportunities, processes and systems integration that will facilitate GSI’s growth and profitability after the transaction closes. We expect to provide you with updates on the progress of the integration planning team activities as appropriate.
In the next few weeks every GSI employee will be receiving a $25.00 eBay gift card. We hope that you’ll use the gift card to become familiar with the eBay shopping experience.
If you haven’t already done so, I encourage you to view this microsite http://changingshopping.ebayinc.com for additional details related to the transaction.
Michael
Cautionary Statement Regarding Forward-Looking Statements
This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the anticipated effects of the proposed merger with eBay Inc. and its anticipated benefits if consummated. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that our stockholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated, as well as the risk factors described Item 1A of our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).
Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for us to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Merger Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of GSI Commerce by eBay Inc. In connection with the proposed acquisition, GSI Commerce intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and GSI Commerce and eBay Inc. intend to file other relevant materials with the SEC. Stockholders of GSI Commerce are urged to read all relevant documents filed with the SEC when they become available, including GSI Commerce’s proxy statement, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to holders of GSI Commerce stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of GSI Commerce.
Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, GSI Commerce stockholders may obtain free copies of the documents filed with the SEC when available by contacting GSI Commerce’s Investor Relations at 610-491-7068.
Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
GSI Commerce and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of GSI Commerce common stock in respect of the proposed transaction. Information regarding the directors and executive officers of GSI Commerce is available in the 2010 Annual Report on Form 10-K, filed with the SEC on March 1, 2011, and the proxy statement for GSI Commerce’s 2010 Annual Meeting of Stockholders, filed with the SEC on April 13, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.